EXHIBIT A
AGREEMENT

     Each of the  undersigned  persons  hereby  agrees  that  any  statement  on
Schedule 13D, including any amendments thereto, filed by any of such persons with the Securities and Exchange Commission pursuant to Section 13(d) under the Securities and Exchange Act of 1934, as amended, in respect of the beneficial ownership of equity securities of Reinhold Industries, Inc. shall be deemed to be filed on behalf of each of such persons.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto effective on the 21st day of May, 1999.

                                    /s/ Andrew McNally, IV
                                    ---------------------------------------
                                    Andrew McNally, IV


                                    /s/ Ward McNally
                                    ---------------------------------------
                                    Ward S. McNally


                                    Andrew  Management IV, L.P.


                                    /s/ Andrew McNally IV
                                    ---------------------------------------
                                    General Partner


                                    BJR Management, L.P.


                                    /s/ Betsy M. Ravenel
                                    ---------------------------------------
                                    General Partner


                                    ECM Management, L.P.


                                    /s/ Edward C. McNally
                                    ---------------------------------------
                                    General Partner


                                    /s/ Glenn Scolnik
                                    ---------------------------------------
                                    Glenn Scolnik




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                                    /s/ Ralph R. Whitney, Jr.
                                    ---------------------------------------
                                    Ralph R. Whitney, Jr.


                                    /s/ Forrest E. Crisman, Jr.
                                    ---------------------------------------
                                    Forrest E. Crisman, Jr.


                                    Massachusetts Mutual Life
                                    Insurance Company


                                    By: /s/ Richard C. Morrison
                                       -----------------------------------
                                    Richard C. Morrison, Managing Director


                                    MassMutual High Yield Partners II LLC
                                    By: HYP Management, Inc., as Managing Member


                                    By: /s/ Richard C. Morrison
                                       -----------------------------------
                                    Richard C. Morrison, Vice President


                                    MassMutual Corporate Value
                                    Partners Limited
                                    By: Massachusetts Mutual Life Insurance
                                    Company, its Investment Advisor


                                    By: /s/ Richard C. Morrison
                                       -----------------------------------
                                    Richard C. Morrison, Managing Director


                                    Reinhold Enterprises, Inc.



                                    /s/  Matthew C. Hook
                                    --------------------------------------
                                    Matthew C. Hook, President